                        EAI Select Managers Equity Fund

                                 Review of 1998
--------------------------------------------------------------------------------
Dear Fellow Shareholder:

We are very pleased to present the third annual report on the EAI Select Managers Equity Fund. The first part of this review details the performance of the Fund and the factors that influenced it, while the second part summarizes the economy and domestic equity market in 1998.

EAI Select Managers Equity Fund

For the three year period ending 12/31/98, EAI Select earned 4(star)'s (Morningstar Rating(TM)).*

The EAI Select Managers Equity Fund returned 23.9% in 1998. For the second year in a row, its return compared favorably to the average Morningstar growth fund (+19.3%)**, the average equity mutual fund (+13.4%) and the DJIA (+18.1%).

Technology (+57.3%), was by a wide margin, the best performer in 1998; it comprised 11% to 15% of the Fund over the year. EMC Corp. (+209.8%), a maker of computer storage systems, IBM (+77.5%), and Microsoft Corp. (+114.6%), led the advance. Strong demand and continued earnings growth helped propel these issues.

Another positive was consumer cyclical (+37.4%), which included a substantial media and retail position. The three largest Fund holdings, Time Warner (+101.1%), Tele-Comm. Inc. (+98.0%) and Liberty Media (+90.6%), all media-related, were standouts. Wal-Mart Stores (+107.5%) also excelled.

A major laggard throughout the year was industrials (+3.8%). Aerospace companies Lockheed Martin Corp. (-12.6%) and Raytheon Co. (+6.3%) continued to disappoint.

Individual issues (from various sectors) such as Allstate Corp. (-13.9%), AES Corp. (+1.6%), an independent power supplier, McDermott Int'l
(-32.1%) and Gillette Co. (-3.9%) also detracted from results. Earnings disappointments and/or a clouded outlook depressed these issues.

Economic Review

The past year will be remembered as an emotional roller coaster. Rapid shifts from optimism to pessimism created high levels of volatility, particularly in world wide equity prices.

Turmoil in the emerging markets, first in Asia, then Russia and Latin America and its impact on domestic economic growth and Federal Reserve policy dominated investors' attention early in the year and in the summer/early fall. When these overseas events quieted down, the focus shifted to the U.S. economy and political environment.

The year 1998 began with the U.S. markets influenced more by Asian rather than domestic events. By mid-February, however, investors became more balanced in assessing the two factors. Economic growth, and how it might influence Federal Reserve monetary policy and corporate earnings, shared center stage with Asian developments.

From late in the first quarter, until mid-July, the markets treated overseas events as back-burner items. The Fed remained on the sidelines (no-action meetings occurred in mid-May and early July).

The calm ended abruptly. For the next three months, panic gripped the markets. Domestic and overseas events shared the news equally.

On the international front, Russia devalued the ruble and defaulted on its debt, which led to speculation that their banks may fail.

Add to this, President Clinton's disclosure of an "inappropriate relationship" and concerns about the impact of the latest crisis on the developed countries' economies, and it is easy to understand why volatility and equity losses increased.

By the time the Fed met again on August 18, they still did not see sufficient cause to ease rates. Finally, on September 29, rates were lowered 0.25% to 5.25%, the first cut since January 1996. The market was disappointed it was not more.

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------

By early October, pessimism reached a fever pitch. Talk of recession and deflation became pervasive. Changing sentiment instantaneously, however, was a surprise move by the Federal Reserve on October 15, just two weeks after their last move on September 29. Not only did they act between meetings (the first time this has happened in 4 years), they cut both the Federal Funds and Discount rates by 0.25% to 5.0% and 4.75%, respectively; the latter rate had not changed since January 1996.

Reinforcing the positive mood was the Fed's November 17 decision to cut the Funds and Discount rates by an additional 0.25% to 4.75% and 4.50%, respectively.

The Stock Market Review

                Quarterly Returns
              ------------------------  Year
              March  June  Sept.  Dec.  1998
---------------------------------------------
S&P 500       13.9%   3.3% -10.0% 21.3% 28.6%
Russell 2000  10.1   -4.7  -20.1  16.3  -2.5
---------------------------------------------

In 1998, the S&P 500 rose 28.6%, marking the sixteenth calendar year advance in seventeen years. Taken with 1995's (37.6%), 1996's (23.0%) and 1997's (33.4%)
advances, the four year return was the best ever recorded.

Unlike the 1992-1994 period, when volatility was at record lows (9% to 10%), 1998's volatility (measured as the percentage change from the year's lowest daily close to the year's highest daily close) of the S&P Index was 33.9%, triple those years but similar to the 1995-1997 period; unlike the latter, however, the volatility in 1998 was not just of the upward variety (see following table).

Small stocks (Russell 2000) underperformed for the fifth year in a row; this year's lag was the worst ever, at 3110 basis points. For the most part, they underperformed during both the upside and downside periods (see following table). Investors have been flocking to mostly larger, more liquid securities with earnings consistency in these times of economic uncertainty.

  Period                           S&P 500                                             Russell 2000
---------------------------------------------------------------------------------------------------
12/31--7/17                          23.3%                                                  6.5%
7/17--8/31                          -19.2                                                 -26.8
8/31--9/23                           11.5                                                  11.3
9/23--10/8                           -9.9                                                 -17.4
10/8--12/31                          28.5                                                  36.4
---------------------------------------------------------------------------------------------------

Company characteristics played a major role in results in 1998. The clear determinants of performance were size and EPS growth. Examples: the highest quintile by market capitalization in the S&P 500 rose, on average, 37.7% in 1998, while the highest by growth rose 45.2%.

There was also a huge variation of returns among the sectors.

The clear winner was technology, which was led by the larger companies. Microsoft Corp. (1998: +114.6%), Cisco Systems (+149.7%), IBM (+77.5%), and
Lucent Technology (+175.9%) all surged as it became clear that demand would remain strong despite uncertainties abroad.

Consumer cyclical (+38.4%) also performed well. Continued consumer confidence and economic prosperity helped the retailers (specialty: +85.5%; and general merchandise: +68.4%). Of particular note were Wal-Mart Stores (+107.5%) and Home Depot (+108.4%).

By a wide margin, the laggards were the commodity-based energy (+3.5%) and basic industry (-4.5%) sectors. Lack of pricing power due to low inflation, intense competition and slackening demand hurt energy exploration (-28.8%), energy service (-9.9%), metal/mining (-13.1%) and chemical (-4.6%) companies.

The attached report provides you with a listing of the investment portfolio, performance results, and the financial statements as of December 31, 1998. As always, should you have any questions, please feel free to contact us.

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------

We thank you for your continued confidence in the EAI Select Managers Equity
Fund.

Sincerely,

/s/ Phillip Maisano
Phillip Maisano
President

February 1999

* Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/98. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. EAI Select received 4 stars for the three-year period. The top 10% of the funds in an investment class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Fund was rated among 2802 domestic equity funds for the three-year period.

** Morningstar Growth Universe contained 1472 funds as of 12/31/98.

-------------------------------------------------------------------------------
               EAI Select Managers Equity Fund vs. S&P 500

                                EAI Select      S&P 500
                12/95               50,000       50,000
                12/96               57,175       61,480
                12/97               73,662       81,990
                12/98               91,237      105,414

-------------------------------------------------------------------------------


                  Average Annual Total Returns as of 12/31/98
--------------------------------------------------------------------------------

                                                                                             Since
                                        1                                                  Inception
                                      Year                                                 (1/2/96)
----------------------------------------------------------------------------------------------------
  The Fund                            23.86%                                                22.20%
----------------------------------------------------------------------------------------------------
  Peer Group*                         13.41%                                                17.91%


The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed may be worth more or less than their original cost.

* Morningstar Domestic Equity Universe contained 4739 funds as of 12/31/98.

The Manager is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

                        EAI Select Managers Equity Fund
                   Schedule of Investments December 31, 1998

 No. of
 Common
 Shares                       Securities                                 Value (Note 1)
---------------------------------------------------------------------------------------
 Aerospace: 1.8%
      5,500          General Dynamics
                      Corporation................                          $  322,438
      1,200          General Motors Corp. Class
                      H..........................                              47,625
      3,900          Lockheed Martin Corp. ......                             330,525
      2,900          United Technologies
                      Corp. .....................                             315,375
                                                                           ----------
                                                                            1,015,963
                                                                           ----------
 Airlines: 0.6%
      3,600          AMR Corp. (DE)..............                             213,750
      2,200          Delta Air Lines Inc. .......                             114,400
                                                                           ----------
                                                                              328,150
                                                                           ----------
 Autos: 1.1%
      2,700          Ford Motor Company..........                             158,456
      6,500          General Motors Co. .........                             465,156
                                                                           ----------
                                                                              623,612
                                                                           ----------
 Banks: 6.7%
      6,044          BankAmerica Corp. ..........                             363,396
     12,600          BankBoston Corp. ...........                             490,613
     11,800          Bank of New York Co.
                      Inc. ......................                             474,950
      2,776          Chase Manhattan Corp. ......                             188,942
      7,000          Citigroup Inc. .............                             346,500
      4,600          Fleet Financial.............                             205,563
      5,600          Mellon Bank Corp. ..........                             385,000
      8,400          State Street Corp. .........                             584,325
      2,688          Washington Mutual, Inc. ....                             102,648
     14,000          Wells Fargo & Company.......                             559,125
                                                                           ----------
                                                                            3,701,062
                                                                           ----------
 Beverages: 1.6%
      8,000          Coca-Cola Company...........                             536,000
      8,000          Pepsico Inc. ...............                             327,500
                                                                           ----------
                                                                              863,500
                                                                           ----------
 Building/Heavy Construction: 0.1%
      2,300          Foster Wheeler Corp. .......                              30,331
        600          Ingersol-Rand Co. ..........                              28,163
                                                                           ----------
                                                                               58,494
                                                                           ----------
 Chemicals: 0.5%
      5,600          Du Pont (E.I.) De Nemours...                             297,150
                                                                           ----------
 Computer Services/Office Equipment: 10.1%


     12,700          Compaq Computers Corp. .....                             532,606
      2,000          Compuware Corp.+............                             156,250
      9,840          Electronic Data Systems
                      Corp. .....................                             494,460
      6,000          EMC Corp.+..................                             510,000
     22,800          First Data Corp. ...........                             722,475

No. of
Common
Shares                           Securities                            Value (Note 1)
-------------------------------------------------------------------------------------
Computer Services/Office Equipment: (continued)
        2,650        Gateway 2000, Inc.+...............                  $  135,647
        5,000        Hewlett-Packard Co. ..............                     341,563
        3,400        International Business Machines
                      Corp. ...........................                     628,150
        2,000        Lexmark Interantional Group,
                      Inc. ............................                     201,000
        3,700        Microsoft Corp.+..................                     513,144
       20,000        Novell Inc.+......................                     362,500
        8,000        Oracle Corp.+.....................                     345,000
        5,000        Sabre Group Holdings Inc. ........                     222,500
        3,000        Sun Microsystems, Inc. ...........                     256,875
        1,700        Xerox Corp. ......................                     200,600
                                                                         ----------
                                                                          5,622,770
                                                                         ----------
Electric Utilities: 2.3%
       10,200        AES Corp. ........................                     483,225
        1,900        Consolidated Edison Inc. .........                     100,463
        1,100        FPL Group, Inc. ..................                      67,788
        3,500        Montana Power Co. ................                     197,969
        5,200        PacificCorp. .....................                     109,525
        1,900        PECO Energy Co. ..................                      79,088
        4,346        PG&E Corporation..................                     136,899
        2,700        Unicom Corp. .....................                     104,119
                                                                         ----------
                                                                          1,279,076
                                                                         ----------
Electrical Equipment: 0.4%
        4,800        Cooper Industries Inc. ...........                     228,900
                                                                         ----------
Electronics: 3.4%
        4,000        Applied Materials Inc.+...........                     170,750
        6,500        Intel Corp. ......................                     770,656
        8,876        Raytheon Company..................                     458,778
        4,000        SCI Systems Inc.+.................                     231,000
       10,000        Smart Modular Technologies Inc. ..                     277,500
                                                                         ----------
                                                                          1,908,684
                                                                         ----------
Energy--Oil & Gas: 0.1%
        2,000        Coastal Corp. ....................                      69,875
                                                                         ----------
Financial Services: 7.9%
        7,000        American Express Company..........                     715,750
       10,286        Associates First Capital Corp.
                      Class A..........................                     435,869
       12,000        Charles Schwab Co. ...............                     674,250
        6,500        Concord EFS, Inc.+................                     275,438
       10,200        Federal Home Loan Mortgage
                      Corp. ...........................                     657,263
       10,000        Federal National Mortgage
                      Assoc. ..........................                     740,000
        7,700        Household International, Inc. ....                     305,113
       16,125        MBNA Corp. .......................                     402,117
        2,900        Morgan Stanley, Dean Witter,
                      Discover and Co. ................                     205,900
                                                                         ----------
                                                                          4,411,700
                                                                         ----------

                       See Notes to Financial Statements

                        EAI Select Managers Equity Fund
             Schedule of Investments December 31, 1998 (continued)

 No. of
 Common
 Shares                      Securities                                     Value (Note 1)
------------------------------------------------------------------------------------------
 Footwear: 0.6%
  8,000              Nike Inc. Class B...........                             $  324,500
                                                                              ----------
 Hospital Supply: 1.1%
  1,900              Baxter International,
                      Inc. ......................                                122,194
 11,200              Becton Dickinson & Company..                                478,100
                                                                              ----------
                                                                                 600,294
                                                                              ----------
 Insurance: 5.3%
 11,000              Allstate Corp. .............                                424,875
  4,700              Ambac Inc. .................                                282,881
  3,000              American International
                      Group, Inc. ...............                                289,875
  7,100              CIGNA Corp. ................                                548,919
  2,600              Conseco, Inc. ..............                                 79,463
  7,900              Hartford Finl. Services
                      Group Inc. ................                                433,513
  6,500              Nationwide Finl. Services
                      Group Inc. ................                                335,969
  4,500              TransAmerica Corp. .........                                519,750
                                                                              ----------
                                                                               2,915,245
                                                                              ----------
 Leisure: 0.7%
  2,000              Carnival Corp. .............                                 96,000
  6,400              Galileo International
                      Inc. ......................                                278,400
                                                                              ----------
                                                                                 374,400
                                                                              ----------
 Machinery--Auto/Construction: 0.4%
  1,100              Deere & Co. ................                                 36,438
  7,000              McDermott Int'l Inc. .......                                172,813
                                                                              ----------
                                                                                 209,251
                                                                              ----------
 Media: 17.9%
 10,000              Belo (A.H.) Corp. Series A..                                199,375
  5,600              Cablevision Systems,
                      Corp. .....................                                281,050
  9,600              CBS Corp. ..................                                314,400
  6,600              Central Newspapers, Inc.
                      Class A....................                                471,488
 11,100              Comcast Corp. Class A.......                                651,431
  5,500              Gannett Company Inc. .......                                364,031
 11,000              Jacor Communications Inc.+..                                708,125
  6,400              Infinity Broadcasting
                      Corp. .....................                                175,200
 12,900              MediaOne Group Inc. ........                                606,300
 15,200              News Corp. Ltd. (ADR).........                              375,250
 20,000              New York Times-Class Class
                      A..........................                                693,750
 16,924              Tele-Communications Inc.
                      Class A+...................                                936,109
 36,425              Tele-Comm. Liberty Media
                      Group......................                              1,677,827
 21,400              Time Warner Inc. ...........                              1,328,138
  6,200              Tribune Company.............                                409,200
  9,900              Valassis Communications,
                      Inc.+......................                                511,088
  7,300              Westwood One Inc.+..........                                222,650
                                                                              ----------
                                                                               9,925,412
                                                                              ----------

 No. of
 Common
 Shares                       Securities                                     Value (Note 1)
-------------------------------------------------------------------------------------------
 Medical Services: 0.4%
  6,000              PSS World Medical, Inc. ....                              $  138,000
  3,700              Tenet Healthcare Corp. .....                                  97,125
                                                                               ----------
                                                                                  235,125
                                                                               ----------
 Metals: 0.2%
  2,100              Reynolds Metals Co. ........                                 110,644
                                                                               ----------
 Multi-Industry: 1.4%
  5,500              Minnesota Mining and
                      Manufacturing Co. .........                                 391,188
  5,325              Tyco Interational Ltd. .....                                 401,705
                                                                               ----------
                                                                                  792,893
                                                                               ----------
 Oil International: 1.6%
  2,500              Amerada Hess Corp. .........                                 124,375
    900              Atlantic Richfield Company..                                  58,725
  5,200              Conoco Inc. Class A+........                                 108,550
  1,900              Exxon Corp. ................                                 138,938
  1,000              Mobil Corp. ................                                  87,125
  6,700              Texaco Inc. ................                                 354,263
                                                                               ----------
                                                                                  871,976
                                                                               ----------
 Packaged Food: 3.8%
  4,000              Campbell Soup Company.......                                 220,000
  3,400              ConAgra, Inc. ..............                                 107,100
  7,000              Hershey Foods Corp. ........                                 435,313
  6,000              Quaker Oats Company.........                                 357,000
  6,400              Ralston-Ralston Purina
                      Group......................                                 207,200
  8,900              Wrigley (Wm.) Jr. Company...                                 797,106
                                                                               ----------
                                                                                2,123,719
                                                                               ----------
 Paper: 1.8%
  9,300              Fort James Corp. ...........                                 372,000
  2,300              International Paper
                      Company....................                                 103,069
  9,500              Kimberly-Clark Corp. .......                                 517,750
                                                                               ----------
                                                                                  992,819
                                                                               ----------
 Personal Services: 1.5%
 14,800              Service Corp. ..............                                 563,325
  5,000              Sunrise Assisted Living,
                      Inc.+......................                                 259,375
                                                                               ----------
                                                                                  822,700
                                                                               ----------
 Pharmaceutical: 11.6%
  9,000              Abbott Laboratories.........                                 441,000
  4,000              Allegiance Corp. ...........                                 186,500
  5,200              American Home Products
                      Corp. .....................                                 292,825
  2,000              Amgen Inc.+.................                                 209,125
  7,300              Bristol-Myers Squibb Co. ...                                 976,831
  7,000              Johnson & Johnson...........                                 587,125

                       See Notes to Financial Statements

                        EAI Select Managers Equity Fund
             Schedule of Investments December 31, 1998 (continued)

 No. of
 Common
 Shares                       Securities                                     Value (Note 1)
-------------------------------------------------------------------------------------------
 Pharmaceutical (continued)

  5,000              Eli Lilly and Co. ..........                              $  444,375
  4,800              Merck & Co. ................                                 708,900
  8,100              Pfizer Inc. ................                               1,016,044
  5,500              Pharmacia & Upjohn. Inc. ...                                 311,438
 18,000              Schering-Plough Corp. ......                                 994,500
  3,500              Warner-Lambert Co. .........                                 263,156
                                                                               ----------
                                                                                6,431,819
                                                                               ----------
 Photo Equipment/Supplies: 0.7%
  5,397              Eastman Kodak Company.......                                 388,584
                                                                               ----------
 Restaurants: 1.1%
  8,000              McDonald's Corp. ...........                                 613,000
                                                                               ----------
 Retail--General Merchandise: 1.2%
  1,500              J.C. Penney Co. ............                                  70,313
  4,100              Sears Roebuck & Company.....                                 174,250
  5,000              Wal-Mart Stores Inc. .......                                 407,188
                                                                               ----------
                                                                                  651,751
                                                                               ----------
 Retail--Specialty: 1.8%
  4,000              CVS Corp. ..................                                 220,000
  4,700              Tandy Corp. ................                                 193,581
  8,600              Walgreen Co. ...............                                 503,638
  2,000              Whirlpool Corp. ............                                 110,750
                                                                               ----------
                                                                                1,027,969
                                                                               ----------
 Soap and Cosmetics: 2.5%
  8,000              Avon Products Inc. .........                                 354,000
  4,500              Clorox Co. .................                                 525,656
 10,500              Gillette Co. ...............                                 507,281
                                                                               ----------
                                                                                1,386,937
                                                                               ----------
 Telephone/Communications: 4.4%
  8,300              Airtouch Communications
                      Inc. ......................                                 598,638
  3,100              AT&T Corp. .................                                 233,275
  3,586              Bell Atlantic Corp. ........                                 203,730
  1,102              GTE Corp. ..................                                  74,316
  8,724              MCI WorldCom, Inc. .........                                 625,947
  3,000              SBC Communications Inc. ....                                 160,875
  5,800              Sprint Corp. ...............                                 487,925
  1,500              Telephone and Data Systems,
                      Inc. ......................                                  67,406
                                                                               ----------
                                                                                2,452,112
                                                                               ----------
 Tobacco: 0.6%
  5,900              Philip Morris Companies
                      Inc. ......................                                 315,650
                                                                               ----------

 No. of
 Common
 Shares                       Securities                                     Value (Note 1)
-------------------------------------------------------------------------------------------
 Toys: 0.4%
 5,400               Hasbro Inc. ................                             $    195,075
                                                                              ------------
 Transportation: 0.2%
 3,000               MotivePower Indus. Inc. ....                                   96,549
                                                                              ------------
 Total Common Stocks: 97.8%
 (cost: $38,362,278).............................                               54,267,360

                                                                              ------------

                                                    Annualized
                                                     Yield at
                                           Date of   Time of      Value
Short-Term Obligations                     Maturity  Purchase   (Note 1)
---------------------------------------------------------------------------
Repurchase Agreement
(Note 4): Purchased
on 12/31/98; maturity
value--$1,637,000
(with Boston Safe
Deposit and Trust
Co., collateralized
by $1,720,000 U.S.
Treasury Bill due
3/04/99 with a yield
of 4.46% valued at
$1,707,681)                                1/04/99    4.2 %
Total Short-Term Obligations: 3.0% (cost:
$1,637,000)                                                      1,637,000
                                                               -----------
Total Investments: 100.8%
(cost: $39,999,278)                                             55,904,360
Other assets less liabilities: (0.8%)                             (455,176)
                                                               -----------
Net Assets: 100%                                               $55,449,184
                                                               ===========

-------
Glossary:

ADR--American Depositary Receipt
+--Non-income producing

                       See Notes to Financial Statements

              EAI Select Managers Equity Fund Financial Statements

Statement of Assets and Liabilities
December 31, 1998

Assets:
Investments at value (cost, $39,999,278)(Note 1)                  $55,904,360
Receivables:
 Securities sold                                                      159,902
 Dividends and interest                                                47,345
 Capital shares sold                                                    4,572
Deferred organization costs (Note 1)                                   82,657
                                                                  -----------
  Total assets                                                     56,198,836
                                                                  -----------
Liabilities:
Payables:
 Due to custodian                                                     262,159
 Securities purchased                                                 190,427
 Dividends and distributions                                          147,638
 Management fee                                                        41,680
 Accounts payable                                                     107,748
                                                                  -----------
  Total liabilities                                                   749,652
                                                                  -----------
Net Assets                                                        $55,449,184
                                                                  ===========
Net asset value, maximum offering price and redemption price per share ($55,449,184/5,387,357 shares of beneficial interest
 outstanding with an unlimited number of no par value shares
 authorized)                                                      $     10.29
                                                                  ===========
Composition of net assets:
 Aggregate paid in capital                                        $39,656,806
 Net unrealized appreciation of investments                        15,905,082
 Accumulated net realized loss                                       (112,704)
                                                                  -----------
                                                                  $55,449,184
                                                                  ===========

--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1998

Income:
Dividends                                                         $   573,811
Interest                                                               98,611
                                                                  -----------
  Total income                                                        672,422
Expenses:
Management (Note 2)                                     $497,537
Administrative (Note 2)                                  108,160
Professional                                              69,592
Custodian                                                 63,495
Amortization of deferred organization costs (Note 1)      43,022
Transfer agent                                            24,917
Shareholder reports                                       18,536
Trustees                                                  15,000
Registration                                               6,668
Other                                                     48,974
                                                        --------
                                                         895,901
Fees waived by the Manager (Note 2)                     (273,980)
                                                        --------
  Total expenses                                                      621,921
                                                                  -----------
  Net investment income                                                50,501
                                                                  -----------
Net Realized and Unrealized Gain on Investments: (Note
 3)
Net realized gain from investments                                  6,560,106
Net change in unrealized appreciation of investments                4,537,618
                                                                  -----------
Net gain on investments                                            11,097,724
                                                                  -----------
Net Increase in Net Assets Resulting from Operations              $11,148,225
                                                                  ===========

Statements of Changes in Net Assets

                                              Year Ended        Year Ended
                                           December 31, 1998 December 31, 1997
                                           ----------------- -----------------
Increase (Decrease) in Net Assets:
Operations:
 Net investment income                       $     50,501      $    281,662
 Net realized gain from investments             6,560,106        16,811,492
 Net change in unrealized appreciation of
  investments                                   4,537,618         4,160,496
                                             ------------      ------------
 Net increase in net assets resulting from
  operations                                   11,148,225        21,253,650
                                             ------------      ------------
Dividends and distributions to
 shareholders from: (Note 1)
 Net investment income                            (95,169)         (303,171)
 Net realized gain from investments            (6,519,108)      (16,788,108)
                                             ------------      ------------
                                               (6,614,277)      (17,091,279)
                                             ------------      ------------
Capital share transactions*:
 Net proceeds from sales of Shares              4,079,264         7,740,702
 Reinvestment of dividends                      6,466,639        16,614,680
                                             ------------      ------------
                                               10,545,903        24,355,382
 Cost of shares redeemed                      (11,975,132)      (64,780,647)
                                             ------------      ------------
 Decrease in net assets resulting from
  capital share transactions                   (1,429,229)      (40,425,265)
                                             ------------      ------------
 Total increase (decrease) in net assets        3,104,719       (36,262,893)
Net Assets:
 Beginning of year                             52,344,465        88,607,358
                                             ------------      ------------
 End of year                                 $ 55,449,184      $ 52,344,465
                                             ============      ============
*Shares of Beneficial Interest Issued and
 Redeemed:
 Shares sold                                      395,252           642,486
 Reinvestment of dividends                        628,439         1,761,896
                                             ------------      ------------
                                                1,023,691         2,404,382
 Shares redeemed                               (1,188,023)       (5,043,314)
                                             ------------      ------------
 Net decrease                                    (164,332)       (2,638,932)
                                             ============      ============

                       See Notes to Financial Statements

                        EAI Select Managers Equity Fund
-------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each period

                                              Year Ended        For the Period
                                             December 31,     January 2, 1996(a)
                                            ----------------          to
                                             1998     1997     December 31,1996
                                            -------  -------  ------------------
Net Asset Value, Beginning of Period......  $  9.43  $ 10.82       $ 10.00
                                            -------  -------       -------
Income From Investment Operations:
 Net Investment Income....................     0.01     0.08          0.08
 Net Gain on Investments (both realized
  and unrealized).........................     2.24     3.04          1.35
                                               ----     ----          ----
Total From Investment Operations..........     2.25     3.12          1.43
                                               ----     ----          ----
Less Distributions from:
 Net Investment Income....................    (0.02)   (0.08)        (0.08)
 Net Realized Gain on Investments.........    (1.37)   (4.43)        (0.53)
                                              -----    -----         -----
Total Distributions.......................    (1.39)   (4.51)        (0.61)
                                              -----    -----         -----
Net Asset Value, End of Period............  $ 10.29  $  9.43       $ 10.82
                                            =======  =======       =======
Total Investment Return(b)................    23.86%   28.84%        14.30%
--------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000)...........  $55,449  $52,344       $88,607
Ratio of Gross Expenses to Average Net As-
 sets.....................................     1.66%    1.55%      1.50%(d)
Ratio of Net Expenses to Average Net As-
 sets.....................................     1.15%    1.15%      1.15%(d)
Ratio of Net Investment Income to Average
 Net Assets(c)............................     0.09%    0.37%      0.73%(d)
Portfolio Turnover Rate...................       63%      78%          174%

-------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value on the payable date and a redemption on the last day of the period. Total return for the periods less than one year are not annualized.
(c) Ratios would have been (0.42%), (0.03%) and 0.38%, respectively, had the Manager not waived expenses.
(d) Annualized.
                      See Notes to Financial Statements.
-------------------------------------------------------------------------------
Notes To Financial Statements
Note 1--Significant Accounting Policies:

EAI Select Managers Equity Fund (the "Fund"), organized as a Massachusetts business trust on September 27, 1995, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to achieve long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements are presented in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and make assumptions that affect reported amounts in the financial statements. Actual results could differ from these estimates.

A. Security Valuation--Securities traded on national exchanges or traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the principal markets for such securities on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the last bid price. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost, which, with accrued interest, approximates value. Securities for which quotations are not readily available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------
Notes to Financial Statements (continued) dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification.

  During the period ended December 31, 1998, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $44,668 from accumulated net investment loss and $32,491 from accumulated net realized loss to paid in capital primarily due to organization expenses and distributions in excess of net realized gain.

  Temporary book/tax differences are primarily related to wash sale loss deferrals.

D. Other--Interest income is accrued as earned. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities are determined on the specific identified cost method.

E. Organization Costs--Deferred organization costs of $209,315 will be amortized over a period not to exceed five years from the commencement of operations. In the event that, at any time during the five year period beginning with the date of commencement of operations, the initial shares acquired by the Manager prior to such date are redeemed by any holder thereof, the redemption proceeds payable in respect of such shares will be reduced by the pro rata share (based on the proportionate share of the initial shares redeemed to the total number of original shares outstanding at the time of redemption) of the then unamortized deferred organization costs as of the date of such redemption. In the event that the Fund liquidates before the deferred organization costs are fully amortized, the Manager shall bear such unamortized deferred organization costs.

Note 2--Agreements and Transactions of Related Parties--Evaluation Associates Capital Markets, Inc. (the "Manager"), a wholly owned subsidiary of EAI Partners, L.P. (the "Parent"), earned fees of $497,537 for the year ended December 31, 1998 for management of the Fund. The fee is based on an annual rate of 0.92% of average daily net assets. For the year ended December 31, 1998, the Manager agreed to waive management fees in the amount of $273,980 which represents the amount exceeding a self imposed expense limitation of 1.15% of average daily net assets. Such limitation will be in effect until December 31, 1999.

Certain of the officers and trustees of the Fund are officers, directors, or partners of the Manager or Parent.

Affiliates of the Manager or Parent and counsel to the Fund hold 1,513,178 shares (28.1%) and 1,504,462 shares (27.9%), respectively, of the outstanding shares of the Fund. Additionally, 1,064,135 shares are owned by three other shareholders, each of whom own more than 5% but less than 8% of the outstanding shares of the Fund.

The Manager pays from its management fees each Subadviser a fee at the annual rate of .375 of 1% of the average monthly assets of the Fund managed by that Subadviser. At December 31, 1998, the Subadvisers are Liberty Investment Management, Iridian Asset Management LLC, Inc., Equinox Capital Management, Inc., Mastrapasgua & Associates, Inc. and Siphron Capital Management.

In accordance with a Portfolio Accounting and Administration Agreement with Van Eck Associates Corporation ("Van Eck"), the Fund paid Van Eck $108,160 for the year ended December 31, 1998. The annual fee is graduated, beginning at 0.20 of 1% of monthly average net assets of less than $100 million to 0.12 of 1% of monthly average net assets in excess of $260 million.

The Fund accrued $44,550 in legal fees payable to Day, Berry and Howard, counsel to the Fund, for the year ended December 31, 1998 for legal services in conjunction with the Fund's ongoing operations.

Distribution Agreement--Under the terms of a Distribution Agreement with the Fund, EAI Securities Inc., a wholly owned subsidiary of the Parent, serves as the Distributor of the Fund's Shares. EAI Securities Inc., does not receive any fees for services provided pursuant to this agreement.

Note 3--Purchases and Sales--Purchases and sales of securities, other than short-term obligations, aggregated $32,885,892 and $40,816,926, respectively, for the year ended December 31, 1998. For federal income tax purposes the cost of investments owned at December 31, 1998 was $40,111,983.

As of December 31, 1998, net unrealized appreciation for federal income tax purposes aggregated $15,792,377 of which $16,376,415 related to appreciated securities and $584,038 related to depreciated securities.

                        EAI Select Managers Equity Fund
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

Note 4--Collateral--Collateral for repurchase agreements is held by the Fund's custodian, the value of which must be at least 102% of the underlying debt obligation. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuation on the collateral.

To the Board of Trustees and Shareholders of the EAI Select Managers Equity
Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the EAI Select Managers Equity Fund (hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

New York, New York
February 17, 1999

================================================================================

Investment Manager
Evaluation Associates Capital Markets, Inc.
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958

Administrator
Van Eck Associates Corporation
99 Park Avenue
New York, NY 10016

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, NY 10036

Legal Counsel
Day, Berry & Howard
CityPlace
Hartford, CT 06103

Transfer Agent
DST Systems, Inc.
1004 Baltimore
Kansas City, MO 64105-1802

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108

--------------------------------------------------------------------------------
This report must be accompanied or preceded by an effective prospectus which includes more complete information such as charges and expenses. For a prospectus and additional information about EAI Select Managers Equity Fund, please call the number listed below.

[LOGO] EAI SELECT

EAI Select Managers Equity Fund
EAI Securities Inc. - Distributor
200 Connecticut Avenue
Suite 700
Norwalk, CT 06854-1958
(203) 855-2200

================================================================================
                                     . . .
================================================================================
                                  EAI SELECT
                               ----------------
                                   MANAGERS
                               ----------------
                                  EQUITY FUND
                               ----------------
                                    ANNUAL
                               ----------------
                                    REPORT
                               ----------------
                               December 31, 1998

================================================================================

                               [LOGO] EAI SELECT